                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                   -------------------------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) October 9, 2001


                             CEDAR INCOME FUND, LTD.
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



  Maryland                    0-14510                        42-1241468
-------------------------------------------------------------------------------
(State or other               (Commission                  (IRS Employer
 Jurisdiction of              File Number)               Identification No.)
 Incorporation)



44 South Bayles Avenue, Port Washington, New York             11050
-------------------------------------------------------------------------------
(Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code      (516) 767-6492



-------------------------------------------------------------------------------
(Former name or former address, if changed since last report)

                             Cedar Income Fund, Ltd.

Item 2. Acquisition or Disposition of Assets

As of October 9, 2001, pursuant to an Agreement of Sale dated as of May 16, 2001, the Operating Partnership through a number of newly-created limited liability companies, in which the Operating Partnership, directly or indirectly, is the managing (or sole) member, purchased three shopping center properties and a certain land parcel from entities controlled, directly or indirectly by Bryant Development Corp. of Purchase, NY, for $35,034,353 plus closing costs, adjustments, and reserves of approximately $2.8 million.

The properties consist of the following:

1. Academy Plaza, Philadelphia, PA, a 154,836 s.f. community shopping center anchored by a 50,000 s.f. Acme Supermarket, at a contract purchase price of $11,607,515;
2. Port Richmond Village, Philadelphia, PA, a 156,471 community shopping center anchored by a 40,000 s.f. Thriftway, at a contract purchase price of $14,216,502;
3. Washington Centre Shoppes, Sewell, NJ, a 157,146 s.f. community shopping center anchored by a 66,046 s.f. Acme Supermarket, at a contract purchase price of $8,960,336; and
4. 304 Greentree Road, Sewell, NJ, an approximate 34,500 s.f. development parcel, at a contract purchase price of $250,000.

The three shopping center properties were appraised by Integra Realty Resources-Philadelphia, licensed general appraisers in Pennsylvania and New Jersey, at approximately $13,300,000, $14,900,000 and $9,000,000, respectively. The Greentree Road parcel has not been separately appraised.

The properties were purchased subject to first mortgages of approximately $10,715,000 on the Academy Plaza property, $11,610,000 on the Port Richmond property and $5,986,000 on the Washington Centre property. The balance of the purchase price was funded with approximately $3,365,000 of the net proceeds of the sale of the Operating Partnership's interest in the Broadbent Business Center in Salt Lake City, Utah (completing a tax-deferred "like-kind exchange" under Section 1031 of the Internal Revenue Code) and the net proceeds of a certain financing in the amount of $6 million made available by SWH Funding Corp. of Hackensack, NJ ("SWH"), secured by a first mortgage on Southpoint Parkway Center, Jacksonville, FL ("Southpoint"), an office building of approximately 79,000 s.f. on 11.73 acres of land owned in fee by the Operating Partnership. The Southpoint property was unencumbered immediately prior to such financing. Approximately $150,000 of monies required at closing was funded from operations.

The first mortgage loans which encumber the respective shopping center properties are at interest rates of 7.275% for the Academy Plaza property, 7.174% for the Port Richmond Village property and 7.53% for the Washington Centre Shoppes property and mature respectively on March 10, 2013, April 10, 2008 and November 11, 2007.

                             Cedar Income Fund, Ltd.

The SWH financing arrangements involve a term of three years, maturing November 1, 2004, with a right to extend for two additional eighteen month periods upon payment of certain fees, and subject to certain additional minimum monthly and annual or "back-end" payments, and to certain additional participations in gain in value payable at the earliest of the repayment date, maturity or the date of sale of the (three) shopping center properties described above.

In addition, an "equity fee" in an amount equal to the greater of $350,000 or 10% of the gain in value of the properties as determined by appraisal is payable at maturity. Further, SWH shall be entitled to "exit fees" of $120,000 if the entire principal is paid prior to October 2002, thereafter amounts accrue at 1/3% per month during the period October 2002 - November 2004; 1/2% per month during the extension period from November 2004 - November 2005; and 2/3% per month during the extension periods from November 2005 - November 2007. A loan fee of $225,000 was paid to SWH at closing.

Amortization payments of $10,000 are required during each of the first three months, $20,000 for each of the 7th through the 12th months, $45,833.33 for the 13th through the 24th month, and $41,666.67 for the 25th through the 36th month. In addition, there is a mandatory payment of $4.5 million on or prior to the 12th month and an additional mandatory payment of $300,000 on or prior to the 18th month.

Payments to SWH pursuant to the financing arrangements shall be at a rate of 12.5% per annum on the outstanding balance.

The obligations of the Operating Partnership under the SWH financing agreement are guaranteed by the Company.

A wholly-owned subsidiary of SWH and the Operating Partnership have formed Cedar Center Holdings L.L.C. 3, which, in turn, is the sole member of each of the four limited liability companies which, indirectly through other limited liability companies, respectively, own each of the three shopping center properties acquired by the Operating Partnership. SWH has no interest in profits or assets of Cedar Center Holdings L.L.C. 3; however, SWH shall have the right, pursuant to the operating agreement of such LLC, to acquire operating control of the above mentioned three shopping center properties in the event of a default by the Operating Partnership or its affiliates of certain terms of the SWH loan.

As additional security for the SWH loan, the Operating Partnership has pledged to SWH Funding Corp., its rights to distributions from the Operating Partnership's 100% membership interest in Cedar Center Holdings L.L.C. 3. Under the pledge, SWH has no rights to such distributions unless and until an event of default occurs.

Property management for each of the three shopping center properties acquired by the Operating Partnership will be provided by Brentway Management LLC ("Brentway"), which will receive management, leasing and construction management fees. Management fees shall be at 4% of gross rental receipts; leasing and construction management fees shall be standard for the industry.

                             Cedar Income Fund, Ltd.

Brentway is owned by Leo S. Ullman and Brenda J. Walker. Mr. Ullman and Ms. Walker, officers and directors of the Company, are officers and directors of Brentway and of Cedar Bay Realty Advisors, Inc. Cedar Bay Realty Advisors, Inc., is wholly-owned by Mr. Ullman and receives certain advisory (asset management) fees from the Company.

Pursuant to the Advisory Agreement, CBRA was entitled to receive an acquisition fee in the amount of $1,737,500 (5%) with respect to the October 2001 acquisition of three supermarket-anchored shopping centers and a corresponding land development parcel. CBRA has agreed to accept a fee in the amount of $173,750 (one-half of 1%). As for the balance of the fee, CBRA has agreed to (i) waive a portion of such fee in the amount of $868,750 (2.5%) and (ii) defer a portion of such fee in the amount of $695,000 (2%) pursuant to the terms of the Advisory Agreement, which provide generally that the deferred amounts are reduced and eventually eliminated if CBRA remains investment advisor to the Company beyond December 31, 2009.

                             Cedar Income Fund, Ltd.

Item 7. Pro Forma Information, Financial Statements and Exhibits

        - Pro Forma Combined Balance Sheet as of June 30, 2001;
        - Pro Forma Combined Statement of Operations for the six months ended June 30, 2001;
        - Pro Forma Combined Statement of Operations for the twelve months ended December 31, 2000; and
        - Notes to Pro Forma Financial Statements.

        Acquisition Properties

        Washington Centre Shops, L.P. and Greentree Road Land, Inc.
        - Independent Auditors' Report for the six months ended June 30, 2001;
        - Statement of Revenue and Certain Expenses for the six months ended June 30, 2001;
        - Notes to Statement of Revenue and Certain expenses for the six months ended June 30, 2001;
        - Independent Auditors' Report for the year ended December 31, 2000;
        - Statement of Revenue and Certain Expenses for the year ended December 31, 2000; and
        - Notes to Statement of Revenue and Certain Expenses for the year ended December 31, 2000.

        Port Richmond Associates, L.L.C.
        - Independent Auditors Report for the six months ended June 30, 2001;
        - Statement of Revenue and Certain Expenses for the six months ended June 30, 2001;
        - Notes to Statement of Revenue and Certain expenses for the six months ended June 30, 2001;
        - Independent Auditors' Report for the year ended December 31, 2000;
        - Statement of Revenue and Certain Expenses for the year ended December 31, 2000; and
        - Notes to Statement of Revenue and Certain Expenses for the year ended December 31, 2000.

        Academy Store, L.P.
        - Independent Auditors Report for the six months ended June 30, 2001;
        - Statement of Revenue and Certain Expenses for the six months ended June 30, 2001;
        - Notes to Statement of Revenue and Certain expenses for the six months ended June 30, 2001;
        - Independent Auditors' Report for the year ended December 31, 2000;
        - Statement of Revenue and Certain Expenses for the year ended December 31, 2000; and
        - Notes to Statement of Revenue and Certain Expenses for the year ended December 31, 2000.

        Exhibits
        - Form 8-K regarding the Purchase of the above-referenced Acquisition Properties, as filed on October 24, 2001 (incorporated by reference);
        - Form 8-K regarding the sale of Corporate Center East, Bloomington,
          Illinois, as filed on July 13, 2001 (incorporated by reference);
        - Form 8-K regarding the sale of the Broadbent Business Center, Salt
          Lake City, Utah, as filed on June 6, 2001 (incorporated by reference);
        - Consent of Independent Accountants for the six months ended June 30, 2001;
        - Consent of Independent Accountants for the year ended December 31, 2000; and
        - Second Amendment of Administrative and Advisory Agreement between Cedar Income Fund Partnership, L.P. and Cedar Bay Realty Advisors, Inc., dated as of August 21, 2000.

                             Cedar Income Fund, Ltd.
                   Pro Forma Condensed Combined Balance Sheet
                               As of June 30, 2001
                                  (Unaudited)

The following unaudited Pro Forma Condensed Combined Balance Sheet is presented as if the Company had acquired Washington Centre Shops, L.P., Port Richmond Associates, L.L.C. and Academy Store, L.P. on June 30, 2001. This Pro Forma Condensed Combined Balance Sheet should be read in conjunction with the Pro Forma Condensed Combined Statement of Operations of the Company and the historical financial statements and notes thereto of the Company as filed on Form 10-Q for the six months ended June 30, 2001. The Pro Forma Condensed Combined Balance Sheet is unaudited and is not necessarily indicative of what the actual financial results would have been had the Company acquired Washington Centre Shops, L.P., Port Richmond Associates, L.L.C. and Academy Store, L.P. on June 30, 2001, nor does it purport to represent the future financial position of the Company.

                                                        Washington
                                                          Centre
                                                       Shops, L.P.
                                        Cedar Income       and           Port
                                         Fund, Ltd.     Greentree      Richmond          Academy                          Pro Forma
                                         Historical     Road Land,    Associates,         Store,        SWH Funding        June 30,
Description                                 (a)          Inc. (b)      L.L.C. (C)        L.P. (d)        Loan (e)            2001
------------------------------------------------------------------------------------------------------------------------------------
Assets
Real estate, net                        $ 24,415,381   $ 9,298,226    $ 14,641,542     $ 11,970,033      $        -    $ 60,325,182
Property deposits                            350,000       (94,500)       (140,000)        (115,500)              -               -
Cash and cash equivalents                  2,318,724             -               -                -         527,555       2,846,279
Restricted cash                            6,645,918    (3,355,163)     (3,204,070)      (1,283,925)      4,683,944       3,486,704
Tenant receivables                           216,975             -               -                -               -         216,974
Capital and leasing escrows                                190,885         132,950           44,176               -         368,011
Taxes held in escrows                        197,708        24,234         215,383          146,816         111,296         695,437
Deferred rent receivables                     25,474             -             -                -               -            25,474
Prepaid expenses and other                    85,127        17,628          84,370           70,809             -           257,934
Deferred leasing and other                    27,093        36,399          57,961           22,166             -           143,619
Deferred financing                           439,872             -               -                -       1,147,205       1,587,077
Deferred legal                                78,775             -               -                -               -          78,775
                                       ---------------------------------------------------------------------------------------------

Total Assets                            $ 34,801,047   $ 6,117,709    $ 11,788,135     $ 10,854,575     $ 6,470,000    $ 70,031,466
                                       =============================================================================================

Liabilities and Stockholders' Equity

Mortgage notes payable                  $ 17,900,000   $ 5,986,155    $ 11,610,431     $ 10,704,145     $ 6,000,000    $ 52,200,731

Accrued expenses and other                   404,493       131,554         177,704          150,430         470,000       1,334,181
                                       ---------------------------------------------------------------------------------------------

Total Liabilities                         18,304,493     6,117,709      11,788,135       10,854,575       6,470,000      53,534,912
                                       ---------------------------------------------------------------------------------------------

Minority interest                          2,297,039             -               -                -               -       2,297,039
Limited partner's interest in Operating
  Partnership                             10,058,932             -               -                -               -      10,058,932

Stockholders Equity
Common stock                                   6,921             -               -                -               -           6,921
Additional paid-in capital                 3,807,980             -               -                -               -       3,807,980
Undistributed net income                     325,682             -               -                -               -         325,682
                                       ---------------------------------------------------------------------------------------------

Total Stockholders' Equity                 4,140,583             -               -                -               -       4,140,583
                                       ---------------------------------------------------------------------------------------------

Total Liabilities and Stockholders'
    Equity                              $ 34,801,047   $ 6,117,709    $ 11,788,135     $ 10,854,575     $ 6,470,000    $ 70,031,466
                                       =============================================================================================


            See Accompanying Notes to Pro Forma Financial Statements

                             Cedar Income Fund, Ltd.
              Pro Forma Condensed Combined Statement of Operations
                     For the six months ended June 30, 2001
                                  (Unaudited)

The following unaudited Pro Forma Condensed Combined Statement of Operations is presented as if the Company had acquired Washington Centre Shops, L.P., Port Richmond Associates, L.L.C. and Academy Store, L.P. as of January 1, 2001, and the Company qualified as a REIT, distributed 90% of its taxable income and, therefore, incurred no income tax expense during the period. This Pro Forma Condensed Combined Statement of Operations should be read in conjunction with the Pro Forma Condensed Combined Balance Sheet of the Company and the historical financial statements and notes thereto of the Company as filed on Form 10-Q for the six months ended June 30, 2001. The Pro Forma Condensed Combined Statement of Operations is unaudited and is not necessarily indicative of what the actual financial results would have been had the Company acquired Washington Centre Shops, L.P., Port Richmond Associates, L.L.C. and Academy Store, L.P. as of January 1, 2001, nor does it purport to represent the future results of operations of the Company.


                                                               Cedar Income        Broadbent          Corporate         Financing
                                                                Fund, Ltd.       Business Ctr.        Ctr. East         Pro-Forma
                                                                Historical        Disposition        Disposition       Adjustments
Description                                                         (f)               (g)                (h)               (i)
-----------------------------------------------------------------------------------------------------------------------------------
Revenues
Base rent                                                     $ 1,420,025         $ (118,150)        $ (35,907)         $       -
Tenant escalations                                                340,622            (36,400)          (10,447)                 -
Interest                                                          188,550                  -                 -             87,178
                                                        ---------------------------------------------------------------------------

Total Revenues                                                  1,949,197           (154,550)          (46,354)            87,178
                                                        ---------------------------------------------------------------------------

Expenses
Operating expenses
Property expenses                                                 516,549            (43,587)          (29,098)                 -
Real estate taxes                                                 175,312            (15,273)          (12,323)                 -
Administrative                                                    205,335                                                       -
                                                        ---------------------------------------------------------------------------

Total operating expenses                                          897,196            (58,860)          (41,421)                 -

Interest                                                          666,656                  -                 -            (57,168)
Depreciation and amortization                                     306,092            (10,249)                -            (30,669)
                                                        ---------------------------------------------------------------------------

Total Expenses                                                  1,869,944            (69,109)          (41,421)           (87,837)
                                                        ---------------------------------------------------------------------------

Net income before minority interest                                79,253            (85,441)           (4,933)           175,015
Minority interest                                                   5,929                  -                 -                  -
                                                        ---------------------------------------------------------------------------

Net income before gain (loss) on disposal                          85,182            (85,441)           (4,933)           175,015
Loss on disposal                                                 (295,610)                 -                 -                  -
Gain on disposal                                                1,638,416                  -                 -                  -
                                                        ---------------------------------------------------------------------------
Net income (loss) before limited partner's
  interest in Operating Partnership                             1,427,988            (85,441)           (4,933)           175,015
Limited partner's interest                                     (1,019,980)            60,757             3,508           (124,453)
                                                        ---------------------------------------------------------------------------
Net income (loss) before extraordinary item and
  cumulative effect adjustment                                    408,008            (24,684)           (1,425)            50,562
Extraordinary item
Early extinguishment of debt net of limited partner's
  share of ($187,834)                                             (76,312)                 -                 -                  -
Cumulative effect of change in accounting principles,
   net of limited partner's share of ($14,723)                     (6,014)                 -                 -                  -
                                                        ---------------------------------------------------------------------------

Net income (loss)                                             $   325,682         $  (24,684)        $  (1,425)         $  50,562
                                                        ===========================================================================

Basic and dilutive net income (loss) per share                $      0.47         $    (0.04)        $   (0.00)         $    0.07
                                                        ===========================================================================


[RESTUB]


                                                                    Washington
                                                       Additional     Centre
                                                        Pro-Forma   Shops, L.P.
                                                       Adjustments      and
                                                       Relating to   Greentree  Port Richmond   Academy     Pro Forma     Pro-Forma
                                                      Dispositions  Road Land,   Associates,   Store, L.P.  Adjustments    June 30,
Description                                                (j)       Inc. (k)     L.L.C. (l)       (m)          (n)          2001
------------------------------------------------------------------------------------------------------------------------------------
Revenues
Base rent                                              $ (107,002)   $ 526,097   $  842,204   $  756,943  $    96,297   $ 3,380,507
Tenant escalations                                        (70,983)     249,972      311,538      252,623            -     1,036,925
Interest                                                        -            -            -            -            -       275,728
                                                      ------------------------------------------------------------------------------

Total Revenues                                           (177,985)     776,069    1,153,742    1,009,566       96,297     4,693,160
                                                      ------------------------------------------------------------------------------

Expenses
Operating expenses
Property expenses                                         (56,543)     123,311      266,539      138,587            -       915,758
Real estate taxes                                         (20,977)     157,827      126,426      103,697            -       514,689
Administrative                                            (18,743)       6,928       26,139       49,709            -       269,368
                                                      ------------------------------------------------------------------------------

Total operating expenses                                  (96,263)     288,066      419,104      291,993            -     1,699,815

Interest                                                        -            -            -            -    1,862,305     2,471,793
Depreciation and amortization                                   -            -            -            -      359,098       624,272
                                                      ------------------------------------------------------------------------------

Total Expenses                                            (96,263)     288,066      419,104      291,993    2,221,403     4,795,880
                                                      ------------------------------------------------------------------------------

Net income before minority interest                       (81,722)     488,003      734,638      717,573   (2,125,106)     (102,720)
Minority interest                                               -            -            -            -            -         5,929
                                                      ------------------------------------------------------------------------------

Net income before gain (loss) on disposal                 (81,722)     488,003      734,638      717,573   (2,125,106)      (96,791)
Loss on disposal                                                -            -            -            -            -      (295,610)
Gain on disposal                                                -            -            -            -            -     1,638,416
                                                      ------------------------------------------------------------------------------
Net income (loss) before limited partner's
  interest in Operating Partnership                       (81,722)     488,003      734,638      717,573   (2,125,106)    1,246,015
Limited partner's interest                                 58,113     (347,019)    (522,401)    (510,266)   1,511,163      (890,579)
                                                      ------------------------------------------------------------------------------
Net income (loss) before extraordinary item and
  cumulative effect adjustment                            (23,609)     140,984      212,237      207,307     (613,943)      355,436
Extraordinary item
Early extinguishment of debt net of limited partner's
  share of ($187,834)                                           -            -            -            -            -       (76,312)
Cumulative effect of change in accounting principles,
   net of limited partner's share of ($14,723)                  -            -            -            -            -        (6,014)
                                                      ------------------------------------------------------------------------------

Net income (loss)                                      $  (23,609)   $ 140,984   $  212,237   $  207,307   $ (613,943)  $   273,110
                                                      ==============================================================================

Basic and dilutive net income (loss) per share         $    (0.03)   $    0.20   $     0.31   $     0.30   $    (0.89)  $      0.39
                                                      ==============================================================================




         See Accompanying Notes to Pro Forma Financial Statement

                             Cedar Income Fund, Ltd.
              Pro Forma Condensed Combined Statement of Operations
                  For the twelve months ended December 31, 2000
                                  (Unaudited)

The following unaudited Pro Forma Condensed Combined Statement of Operations is presented as if the Company had acquired Washington Centre Shops, L.P., Port Richmond Associates, L.L.C. and Academy Store, L.P. as of January 1, 2000, and the Company qualified as a REIT, distributed 90% of its taxable income and, therefore, incurred no income tax expense during the period. This Pro Forma Condensed Combined Statement of Operations should be read in conjunction with the Pro Forma Condensed Combined Balance Sheet of the Company and the historical financial statements and notes thereto of the Company as filed on Form 10-K for the twelve months ended December 31, 2000. The Pro Forma Condensed Combined Statement of Operations is unaudited and is not necessarily indicative of what the actual financial results would have been had the Company acquired Washington Centre Shops, L.P., Port Richmond Associates, L.L.C. and Academy Store, L.P. as of January 1, 2000, nor does it purport to represent the future results of operations.

                                                                          Washington
                                                                            Centre
                         Cedar      Broadbent    Corporate                Shops, L.P.
                         Income     Business      Center                     and          Port
                       Fund, Ltd.     Ctr.         East       Pro Forma    Greentree    Richmond   Academy    Pro Forma   Pro Forma
                       Historical  Disposition  Disposition  Adjustments   Road Land,  Associates,  Store,     Adjustment  December
     Description          (o)          (p)          (q)          (r)       Inc. (s)    L.L.C. (t)   L.P. (u)       (v)     31, 2000
-----------------------------------------------------------------------------------------------------------------------------------
Revenues:
Base rent            $2,586,473   $(568,151)    $(241,698)   $      --   $  966,502   $1,653,502 $1,391,993  $  123,466 $5,912,087
Tenant escalations      450,470    (146,988)      (44,374)          --      386,312      632,351    434,795              1,712,566
Interest                178,838          --            --      200,660           --                                        379,498
                      ------------------------------------------------------------------------------------------------------------
Total Revenues        3,215,781    (715,139)     (286,072)     200,660    1,352,814    2,285,853  1,826,788     123,466  8,004,151
                      ============================================================================================================
Expenses:
Operating expenses
Property expenses       854,203    (185,083)     (115,383)          --      204,789      478,690    330,555              1,567,771
Real estate taxes       308,386     (59,080)      (49,291)          --      315,666      252,852    206,432                974,965
Administrative          525,169          --            --           --       10,000       38,000     13,500                586,669
                      ------------------------------------------------------------------------------------------------------------
Total operating
 expenses             1,687,758    (244,163)     (164,674)          --      530,455      769,542    550,487              3,129,405
Interest                604,182     (52,414)           --      (93,033)          --           --         --  3,719,456   4,178,191
Depreciation and
 amortization           621,509    (116,189)      (34,838)     (96,842)          --           --         --    718,196   1,091,836
                      ------------------------------------------------------------------------------------------------------------
Total Expenses        2,913,449    (412,766)     (199,512)    (189,875)     530,455      769,542    550,487  4,437,652   8,399,432
Net (loss) income
 before minority
 interest               302,332    (302,373)      (86,560)     390,535      822,359    1,516,311  1,276,301 (4,314,186)   (395,281)
Minority interest         7,669          --            --           --           --           --         --                  7,669
                      ------------------------------------------------------------------------------------------------------------
Net income (loss)
 before gain (loss)
 on disposal            310,001    (302,373)      (86,560)     390,535      822,359    1,516,311  1,276,301 (4,314,186)   (387,612)
Loss on disposal       (203,979)         --       203,979           --           --           --         --                     --
Gain on disposal         91,012          --            --           --           --           --         --                 91,012
                      ------------------------------------------------------------------------------------------------------------
Net income (loss)
 before limited
 partner's interest in
 Operating Partnership  197,034    (302,373)      117,419      390,535      822,359    1,516,311  1,276,301 (4,314,186)   (296,600)
Limited partner's
 interest              (191,615)    215,017       (83,497)    (277,702)    (584,779)  (1,078,249)  (907,578) 3,067,818     159,415
                      ------------------------------------------------------------------------------------------------------------
Net (loss) income
 before extraordinary
 item and cumulative
 effect adjustment        5,419     (87,356)       33,922      112,833      237,580      438,062    368,723 (1,246,368)   (137,185)
Extraordinary item:
Early extinguishment
 of debt                (17,502)     17,502            --           --           --           --         --                     --
Write-off of deferred
 mortgage costs (net of
 limited partners
 interest of ($197,044)      --          --            --      (93,885)          --           --         --                (93,885)
Cumulative effect of
 change in accounting
 principles, net of
 limited partners'
 share of ($14,723)          --          --            --           --           --           --         --                     --
                      ------------------------------------------------------------------------------------------------------------
Net (loss) income     $ (12,083)  $ (69,854)    $  33,922    $  18,948   $  237,580   $  438,062 $  368,723 $(1,246,368) $(231,070)
                      ============================================================================================================
Basic and Diluted
Net Income per Share  $   (0.01)  $   (0.08)    $    0.04    $    0.03   $     0.27   $     0.50 $     0.42 $    (1.44)  $   (0.27)
                      ============================================================================================================

         See Accompanying Notes to Pro Forma Financial Statement

                             Cedar Income Fund, Ltd.
                     Notes to Pro Forma Financial Statements

Pro Forma Condensed Combined Balance Sheet

a.   Reflects the Company's historical balance sheet as of June 30, 2001.
b. Reflects the acquisition of Washington Centre Shops, L.P. and Greentree Land Road, Inc. for $9,210,336 plus closing costs of $87,890.
c. Reflects the acquisition of Port Richmond Associates, L.L.C. for $14,216,502 plus closing costs of $425,040.
d. Reflects the acquisition of Academy Store, L.P. for $11,607,515 plus closing costs of $362,518.
e. Reflects the SWH Funding loan for $6,000,000, plus accrual of minimum additional interest payments.

Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 2001
-------------------------------------------------------------------------------

f. Reflects the historical operations of the Company for the six months ended June 30, 2001.
g. Reflects the operations of Broadbent for the three months ended March 31, 2001, as filed on Form 8-K's.
h. Reflects the operations of Corporate Center East for the three months ended March 31, 2001, as filed on Form 8-K's.
i. Reflects the interest income associated with the net cash received from the sale of Broadbent and Corporate Center East and write-off of deferred mortgage costs and amortizable costs.
j. Reflects the operations of Broadbent and Corporate Center East for the Quarter ended June 30, 2001.
k. Reflects the operations of Washington Centre Shops, L.P. for the six months ended June 30, 2001.
l. Reflects the operations of Port Richmond Associates for the six months ended June 30, 2001.
m. Reflects the operations of Academy Store, L.P. for the six months ended June 30, 2001.
n. Reflects the interest expense associated with Washington Centre Shops, L.P., Port Richmond Associates, L.L.C., Academy Store, L.P., and the SWH Funding loan for the six months ended June 30, 2001, and the additional interest and amortization of financing and closing costs and depreciation expense associated with Washington Centre Shops, L.P., Port Richmond Associates, L.L.C., and Academy Store, L.P. for the six months ended June 30, 2001.

Pro Forma Condensed Combined Statement of Operations for the twelve months ended December 31, 2000
--------------------------------------------------------------------------------

o. Reflects the historical operations of the Company for the twelve months ended December 31, 2000.
p. Reflects the operations of Broadbent for the twelve months ended December 31, 2000.
q. Reflects the operations of Corporate Center East for the twelve months ended December 31, 2000.
r. Reflects the interest income associated with the net cash received from the sale of Broadbent and Corporate Center East and write-off of deferred mortgage costs and amortizable costs.
s. Reflects the operations of Washington Centre Shops, L.P. and Greentree Road Land, Inc. for the twelve months ended December 31, 2000.
t. Reflects the operations of Port Richmond Associates, L.L.C. for the twelve months ended December 31, 2000.
u. Reflects the operations of Academy Store, L.P. for the twelve months ended December 31, 2000.
v. Reflects the interest expense associated with Washington Centre Shops, L.P., Port Richmond Associates, L.L.C., Academy Store, L.P., and the SWH Funding loan for the twelve months ended December 31, 2000, and the additional interest and amortization of financing and closing costs and depreciation expense associated with Washington Centre Shops, L.P., Port Richmond Associates, L.L.C., and Academy Store, L.P. for the twelve months ended December 31, 2000.

                         INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Stockholders
Cedar Income Fund, Ltd.


We have audited the accompanying statement of revenue and certain expenses of Washington Centre Shops, L.P. (the "Partnership") and Greentree Road Land, Inc., (the "Corporation") for the six months ended June 30, 2001. This financial statement is the responsibility of the Partnership's and Corporation's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in Form 8-K of Cedar Income Fund, Ltd. and is not intended to be a complete presentation of the Partnership's and Corporation's revenue and expenses.

In our opinion, the financial statement referred to above, presents fairly, in all material respects, the revenue and certain expenses of Washington Centre Shops, L.P. and Greentree Road Land, Inc., as described in Note 2, for the six months ended June 30, 2001, in conformity with accounting principles generally accepted in the United States of America.

/s/ Rotenberg Meril Solomon Bertiger & Guttilla, P.C.
-----------------------------------------------------
Rotenberg Meril Solomon Bertiger & Guttilla, P.C.
Saddle Brook, New Jersey
September 20, 2001

           WASHINGTON CENTRE SHOPS, L.P. AND GREENTREE ROAD LAND, INC.
                    STATEMENT OF REVENUE AND CERTAIN EXPENSES
                     FOR THE SIX MONTHS ENDED JUNE 30, 2001


        REVENUE:
           Base rents                                        $526,097
           Tenant reimbursements                              249,972
                                                             --------
        TOTAL REVENUE                                         776,069
                                                             --------
        CERTAIN EXPENSES:
           Real estate taxes                                  157,827
           Repairs, maintenance and landscaping                74,042
           Insurance                                            6,928
           Management fees                                     31,043
           Utilities                                           18,226
                                                             --------
        TOTAL CERTAIN EXPENSES                                288,066
                                                             --------
        REVENUE IN EXCESS OF CERTAIN EXPENSES                $488,003
                                                             ========










                 See Accompanying Notes to Financial Statements

           WASHINGTON CENTRE SHOPS, L.P. AND GREENTREE ROAD LAND, INC.
               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
                     FOR THE SIX MONTHS ENDED JUNE 30, 2001


NOTE 1 - ORGANIZATION:

Presented herein is the statement of revenues and certain expenses related to the operation of a multi-tenant shopping center, owned and operated by Washington Centre Shops, LP (the "Partnership") and a parcel of land, adjacent to the shopping center, owned by Greentree Road Land, Inc. (the "Corporation"). The shopping center is located in Washington Township, New Jersey and has approximately 29 tenants. The shopping center has an aggregate net rentable area of approximately 157,146 square feet, of which 96% was leased as of June 30, 2001. The parcel of land is .94 acres and is zoned for retail space occupancy. As of June 30, 2001, the land was vacant and not in use.

NOTE 2 - BASIS OF PRESENTATION:

The accompanying financial statement has been prepared in accordance with applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the financial statement excludes certain expenses that may not be comparable to those expected to be incurred in the proposed future operations of the aforementioned property. Items excluded consist of interest, depreciation, amortization, and general and administrative expenses not directly related to the future operations. The accompanying statement was prepared on the accrual basis of accounting.

NOTE 3 - USE OF ESTIMATES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statement and accompanying notes. Actual results could differ from those estimates.

NOTE 4 - REVENUE RECOGNITION:

The shopping center is being leased to tenants under operating leases. Rental revenue is recognized on a straight-line basis over the terms of the leases. The excess of amounts recognized over amounts due pursuant to the underlying leases amounted to approximately $33,240 for the six months ended June 30, 2001.

NOTE 5 - FUTURE MINIMUM LEASE PAYMENTS:

The Partnership leases retail space under various non-cancelable operating leases that expire on various dates through December 2020. The lease agreements typically provide for specific monthly payments plus reimbursements for certain operating costs, including percentage rents based on tenants' sales volume, when applicable.

           WASHINGTON CENTRE SHOPS, L.P. AND GREENTREE ROAD LAND, INC.
               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
                     FOR THE SIX MONTHS ENDED JUNE 30, 2001


NOTE 5 - FUTURE MINIMUM LEASE PAYMENTS (CONTINUED):

A summary of future minimum lease rentals due to the Partnership on non-cancelable operating leases in place as of June 30, 2001, is as follows:

For the Twelve Months Ended June 30,
------------------------------------
           2002                         $  946,310
           2003                            853,612
           2004                            788,695
           2005                            711,817
           2006                            645,241
           2007 and thereafter           3,417,467
                                        ----------
                                        $7,363,142
                                        ==========

The preceding future minimum rentals do not include charges for reimbursement of operating costs and percentage rents.

There were no percentage rents, and operating cost reimbursements aggregated $249,972.

NOTE 6 - SIGNIFICANT TENANTS:

Approximately 42% of the current period's rental income was derived from five
(5) tenants whose leases expire between December 2007 and December 2020.

NOTE 7 - MANAGEMENT AGREEMENT:

The Partnership has a management agreement with a related party, Bryant Development Corp, Inc. (BDC), during the period covered by the audit, June 30, 2001, to manage the shopping center. Fees charged represent 4% of gross collections, which includes base rent, common area maintenance expenses and reimbursements from tenants for operating costs. Management fees to BDC were $31,043. The management services are terminable upon thirty (30) days notice.

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------

To the Board of Directors and Stockholders
Cedar Income Fund, Ltd.


We have audited the accompanying statement of revenue and certain expenses of Washington Centre Shops, L.P. (the "Partnership") and Greentree Road Land, Inc. (the "Corporation"), for the year ended December 31, 2000. This financial statement is the responsibility of the Partnership's and Corporation's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in Form 8-K of Cedar Income Fund, Ltd. and is not intended to be a complete presentation of the Partnership's and Corporation's revenue and expenses.

In our opinion, the financial statement referred to above, presents fairly, in all material respects, the revenue and certain expenses of Washington Centre Shops, L.P. and Greentree Road Land, Inc., as described in Note 2, for the year ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

/s/ Rotenberg Meril Solomon Bertiger & Guttilla, P.C.
-----------------------------------------------------
Rotenberg Meril Solomon Bertiger & Guttilla, P.C.
Saddle Brook, New Jersey
July 31, 2001

           WASHINGTON CENTRE SHOPS, L.P. AND GREENTREE ROAD LAND, INC.
                    STATEMENT OF REVENUE AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 2000

        REVENUE:
           Base rents                                      $  966,502
           Tenant reimbursements                              386,312
                                                           ----------
        TOTAL REVENUE                                       1,352,814
                                                           ----------
        CERTAIN EXPENSES:
           Real estate taxes                                  315,666
           Repairs, maintenance and landscaping               114,464
           Insurance                                           10,000
           Management fees                                     55,584
           Utilities                                           34,741
                                                           ----------
        TOTAL CERTAIN EXPENSES                                530,455
                                                           ----------
        REVENUE IN EXCESS OF CERTAIN EXPENSES              $  822,359
                                                           ==========

                 See Accompanying Notes to Financial Statements

          WASHINGTON CENTRE SHOPS, L.P. AND GREENTREE ROAD LAND, INC.
               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 2000


NOTE 1 - ORGANIZATION:

Presented herein is the statement of revenues and certain expenses related to the operation of a multi-tenant shopping center, owned and operated by Washington Centre Shops, LP (the "Partnership") and a parcel of land, adjacent to the shopping center, owned by Greentree Road Land, Inc. (the "Corporation"). The shopping center is located in Washington Township, New Jersey and has approximately 29 tenants. The shopping center has an aggregate net rentable area of approximately 157,146 square feet, of which 96% was leased as of December 31, 2000. The parcel of land is .94 acres and is zoned for retail space occupancy. As of December 31, 2000 the land was vacant and not in use.

NOTE 2 - BASIS OF PRESENTATION:

The accompanying financial statement has been prepared in accordance with applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the financial statement excludes certain expenses that may not be comparable to those expected to be incurred in the proposed future operations of the aforementioned property. Items excluded consist of interest, depreciation, amortization, and general and administrative expenses not directly related to the future operations. The accompanying statement was prepared on the accrual basis of accounting.

NOTE 3 - USE OF ESTIMATES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statement and accompanying notes. Actual results could differ from those estimates.

NOTE 4 - REVENUE RECOGNITION:

The shopping center is being leased to tenants under operating leases. Rental revenue is recognized on a straight-line basis over the terms of the leases. The excess of amounts recognized over amounts due pursuant to the underlying leases amounted to approximately $84,155 for the year ended December 31, 2000.

NOTE 5 - FUTURE MINIMUM LEASE PAYMENTS:

The Partnership leases retail space under various non-cancelable operating leases that expire on various dates through December 2020. The lease agreements typically provide for specific monthly payments plus reimbursements for certain operating costs, including percentage rents based on tenants' sales volume, when applicable.

           WASHINGTON CENTRE SHOPS, L.P. AND GREENTREE ROAD LAND, INC.
               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 2000


NOTE 5 - FUTURE MINIMUM LEASE PAYMENTS (CONTINUED):


A summary of future minimum lease rentals due to the Partnership on non-cancelable operating leases in place as of December 31, 2000, is as follows:

For the Year Ended December 31,
-------------------------------
           2001                         $1,019,622
           2002                            872,997
           2003                            834,228
           2004                            743,162
           2005                            680,471
           2006 and thereafter           3,722,473
                                        ----------
                                        $7,872,953
                                        ==========
The preceding future minimum rentals do not include charges for reimbursement of operating costs and percentage rents.

There were no percentage rents, and operating cost reimbursements aggregated $386,312.

NOTE 6 - SIGNIFICANT TENANTS:

Approximately 39% of the current period's rental income was derived from four
(4) tenants whose leases expire between December 2007 and December 2020.

NOTE 7 - MANAGEMENT AGREEMENT:

The Partnership has a management agreement with a related party, Bryant Development Corp, Inc. (BDC), during the period covered by the audit June 30, 2001, to manage the shopping center. Fees charged represent 4% of gross collections, which includes base rent, common area maintenance expenses and reimbursements from tenants for operating costs. Management fees to BDC were $55,584. The management services are terminable upon thirty (30) days notice.

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------

To the Board of Directors and Stockholders
Cedar Income Fund, Ltd.


We have audited the accompanying statement of revenue and certain expenses of Port Richmond Associates, L.L.C., (the "Partnership") for the six months ended June 30, 2001. This financial statement is the responsibility of the Partnership's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in Form 8-K of Cedar Income Fund, Ltd. and is not intended to be a complete presentation of the Partnership's revenue and expenses.

In our opinion, the financial statement referred to above, presents fairly, in all material respects, the revenue and certain expenses of Port Richmond Associates, L.L.C., as described in Note 2 for the six months ended June 30, 2001, in conformity with accounting principles generally accepted in the United States of America.

/s/ Rotenberg Meril Solomon Bertiger & Guttilla, P.C.
-----------------------------------------------------
Rotenberg Meril Solomon Bertiger & Guttilla, P.C.
Saddle Brook, New Jersey
September 20, 2001

                        PORT RICHMOND ASSOCIATES, L.L.C.
                    STATEMENT OF REVENUE AND CERTAIN EXPENSES
                     FOR THE SIX MONTHS ENDED JUNE 30, 2001


        REVENUE:
           Base rents                                      $  842,204
           Tenant reimbursements                              306,790
           Percentage rent                                      4,748
                                                           ----------
        TOTAL REVENUE                                       1,153,742
                                                           ----------
        CERTAIN EXPENSES:
           Real estate taxes                                  126,426
           Repairs, maintenance and landscaping               108,639
           Security                                            56,132
           Management fees                                     46,150
           Utilities                                           39,718
           Insurance                                           26,139
           Ground rent                                         15,900
                                                           ----------
        TOTAL CERTAIN EXPENSES                                419,104
                                                           ----------
        REVENUE IN EXCESS OF CERTAIN EXPENSES              $  734,638
                                                           ==========

                 See Accompanying Notes to Financial Statements

                        PORT RICHMOND ASSOCIATES, L.L.C.
               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
                     FOR THE SIX MONTHS ENDED JUNE 30, 2001


NOTE 1 - ORGANIZATION:

Presented herein is the statement of revenues and certain expenses related to the operation of a multi-tenant shopping center, owned and operated by Port Richmond Associates, LLC (the "Partnership"). The shopping center is located in Philadelphia, Pennsylvania and has approximately 30 tenants. The shopping center has an aggregate net rentable area of approximately 156,502 square feet, of which 91% was leased as of June 30, 2001.

NOTE 2 - BASIS OF PRESENTATION:

The accompanying financial statement has been prepared in accordance with applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the financial statement excludes certain expenses that may not be comparable to those expected to be incurred in the proposed future operations of the aforementioned property. Items excluded consist of interest, depreciation, amortization, and general and administrative expenses not directly related to the future operations. The accompanying statement was prepared on the accrual basis of accounting.

NOTE 3 - USE OF ESTIMATES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statement and accompanying notes. Actual results could differ from those estimates.

NOTE 4 - REVENUE RECOGNITION:

The shopping center is being leased to tenants under operating leases. Rental revenue is recognized on a straight-line basis over the terms of the leases. The shortage of amounts recognized under amounts due pursuant to the underlying leases amounted to approximately $5,294 for the six months ended June 30, 2001.

NOTE 5 - FUTURE MINIMUM LEASE PAYMENTS:

The Partnership leases retail space under various non-cancelable operating leases that expire on various dates through December 2010. The lease agreements typically provide for specific monthly payments plus reimbursements for certain operating costs, including percentage rents based on tenants' sales volume, when applicable.

                        PORT RICHMOND ASSOCIATES, L.L.C.
               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
                     FOR THE SIX MONTHS ENDED JUNE 30, 2001


NOTE 5 - FUTURE MINIMUM LEASE PAYMENTS (CONTINUED):

A summary of future minimum lease rentals due to the Partnership on non-cancelable operating leases in place as of June 30, 2001, is as follows:

For the Twelve Months Ended June 30,
------------------------------------
           2002                         $1,607,036
           2003                          1,518,846
           2004                          1,355,269
           2005                          1,141,115
           2006                            979,804
           2007 and thereafter           2,224,939
                                        ----------
                                        $8,827,009
                                        ==========
The preceding future minimum rentals do not include charges for reimbursement of operating costs and percentage rents.

Percentage rents were $4,748 and operating cost reimbursements aggregated $306,790.

NOTE 6 - SIGNIFICANT TENANTS:

Approximately 41% of the current period's rental income was derived from three
(3) tenants whose leases expire between October 2008 and December 2010.

NOTE 7 - MANAGEMENT AGREEMENT:

The Partnership has a management agreement with a related party, Bryant Development Corp, Inc. (BDC), during the period covered by the audit through June 30, 2001, to manage the shopping center. Fees charged represent 4% of gross collections, which includes base rent, common area maintenance expenses and reimbursements from tenants for operating costs. Management fees to BDC were $46,150. The management services are terminable upon thirty (30) days notice.

NOTE 8 - COMMITMENTS:

The Partnership is obligated under a ground lease agreement for a small seasonal parking area adjacent to the shopping center. This agreement requires minimum monthly lease payments of $2,650 payable to The Commonwealth of Pennsylvania. The ground lease extends to August 2018.

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------


To the Board of Directors and Stockholders
Cedar Income Fund, Ltd.


We have audited the accompanying statement of revenue and certain expenses of Port Richmond Associates, L.L.C., (the "Partnership") for the year ended December 31, 2000. This financial statement is the responsibility of the Partnership's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in Form 8-K of Cedar Income Fund, Ltd. and is not intended to be a complete presentation of the Partnership's revenue and expenses.

In our opinion, the financial statement referred to above, presents fairly, in all material respects, the revenue and certain expenses of Port Richmond Associates, L.L.C., as described in Note 2, for the year ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

/s/ Rotenberg Meril Solomon Bertiger & Guttilla, P.C.
-----------------------------------------------------
Rotenberg Meril Solomon Bertiger & Guttilla, P.C.
Saddle Brook, New Jersey
July 31, 2001

                        PORT RICHMOND ASSOCIATES, L.L.C.
                    STATEMENT OF REVENUE AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 2000


        REVENUE:
           Base rents                                      $1,653,502
           Tenant reimbursements                              628,373
           Percentage rent                                      3,978
                                                           ----------
        TOTAL REVENUE                                       2,285,853
                                                           ----------
        CERTAIN EXPENSES:
           Real estate taxes                                  252,852
           Repairs, maintenance and landscaping               186,559
           Security                                           111,271
           Management fees                                     90,975
           Utilities                                           58,085
           Insurance                                           38,000
           Ground rent                                         31,800
                                                           ----------
        TOTAL CERTAIN EXPENSES                                769,542
                                                           ----------
        REVENUE IN EXCESS OF CERTAIN EXPENSES              $1,516,311
                                                           ==========



                 See Accompanying Notes to Financial Statements

                        PORT RICHMOND ASSOCIATES, L.L.C.
               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 2000


NOTE 1 - ORGANIZATION:

Presented herein is the statement of revenues and certain expenses related to the operation of a multi-tenant shopping center, owned and operated by Port Richmond Associates, LLC (the "Partnership"). The shopping center is located in Philadelphia, Pennsylvania and has approximately 30 tenants. The shopping center has an aggregate net rentable area of approximately 156,502 square feet, of which 91% was leased as of December 31, 2000.

NOTE 2 - BASIS OF PRESENTATION:

The accompanying financial statement has been prepared in accordance with applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the financial statement excludes certain expenses that may not be comparable to those expected to be incurred in the proposed future operations of the aforementioned property. Items excluded consist of interest, depreciation, amortization, and general and administrative expenses not directly related to the future operations. The accompanying statement was prepared on the accrual basis of accounting.

NOTE 3 - USE OF ESTIMATES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statement and accompanying notes. Actual results could differ from those estimates.

NOTE 4 - REVENUE RECOGNITION:

The shopping center is being leased to tenants under operating leases. Rental revenue is recognized on a straight-line basis over the terms of the leases. The excess of amounts recognized over amounts due pursuant to the underlying leases amounted to approximately $17,745 for the year ended December 31, 2000.

NOTE 5 - FUTURE MINIMUM LEASE PAYMENTS:

The Partnership leases retail space under various non-cancelable operating leases that expire on various dates through December 2010. The lease agreements typically provide for specific monthly payments plus reimbursements for certain operating costs, including percentage rents based on tenants' sales volume, when applicable.

                        PORT RICHMOND ASSOCIATES, L.L.C.
               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 2000


NOTE 5 - FUTURE MINIMUM LEASE PAYMENTS (CONTINUED):

A summary of minimum future lease rentals due to the Partnership on non-cancelable operating leases in place as of December 31, 2000, is as follows:

For the Year Ended December 31,
-------------------------------
           2001                         $1,640,958
           2002                          1,573,113
           2003                          1,464,579
           2004                          1,245,958
           2005                          1,036,272
           2006 and thereafter           2,686,606
                                        ----------
                                        $9,647,486
                                        ==========


The preceding future minimum rentals do not include charges for reimbursement of operating costs and percentage rents.

Percentage rents were $3,978 and operating cost reimbursements aggregated $628,373.

NOTE 6 - SIGNIFICANT TENANTS:

Approximately 42% of the current period's rental income was derived from three
(3) tenants whose leases expire between October 2008 and December 2009.

NOTE 7 - MANAGEMENT AGREEMENT:

The Partnership has a management agreement with a related party, Bryant Development Corp, Inc. (BDC), during the period covered by the audit through June 30, 2001, to manage the shopping center. Fees charged represent 4% of gross collections, which includes base rent, common area maintenance expenses and reimbursements from tenants for operating costs. Management fees to BDC were $90,975. The management services are terminable upon thirty (30) days notice.

NOTE 8 - COMMITMENTS:

The Partnership is obligated under a ground lease agreement for a small seasonal parking area adjacent to the shopping center. This agreement requires minimum monthly lease payments of $2,650 payable to The Commonwealth of Pennsylvania. The ground lease extends to August 2018.

                        INDEPENDENT AUDITORS' REPORT
                        ----------------------------


To the Board of Directors and Stockholders
Cedar Income Fund, Ltd.


We have audited the accompanying statement of revenue and certain expenses of Academy Store, L.P., (the "Partnership") for the six months ended June 30, 2001. This financial statement is the responsibility of the Partnership's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in Form 8-K of Cedar Income Fund, Ltd. and is not intended to be a complete presentation of the Partnership's revenue and expenses.

In our opinion, the financial statement referred to above, presents fairly, in all material respects, the revenue and certain expenses of Academy Store, L.P., as described in Note 2, for the six months ended June 30, 2001, in conformity with accounting principles generally accepted in the United States of America.

/s/ Rotenberg Meril Solomon Bertiger & Guttilla, P.C.
-----------------------------------------------------
Rotenberg Meril Solomon Bertiger & Guttilla, P.C.
Saddle Brook, New Jersey
September 20, 2001

                               ACADEMY STORE, L.P.
                    STATEMENT OF REVENUE AND CERTAIN EXPENSES
                     FOR THE SIX MONTHS ENDED JUNE 30, 2001

        REVENUE:
           Base rents                                      $  756,943
           Tenant reimbursements                              252,623
                                                           ----------
        TOTAL REVENUE                                       1,009,566
                                                           ----------
        CERTAIN EXPENSES:
           Real estate taxes                                  103,697
           Repairs, maintenance and landscaping                80,346
           Utilities                                           58,241
           Management fees                                     40,380
           Insurance                                            9,329
                                                           ----------
        TOTAL CERTAIN EXPENSES                                291,993
                                                           ----------
        REVENUE IN EXCESS OF CERTAIN EXPENSES              $  717,573
                                                           ==========


                  See Accompanying Notes to Financial Statement

                               ACADEMY STORE, L.P.
               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
                     FOR THE SIX MONTHS ENDED JUNE 30, 2001


NOTE 1 - ORGANIZATION:

Presented herein is the statement of revenues and certain expenses related to the operation of a multi-tenant shopping center, owned and operated by Academy Store, LP (the "Partnership"). The shopping center is located in Philadelphia, Pennsylvania and has approximately 35 tenants. The shopping center has an aggregate net rentable area of approximately 154,836 square feet, of which 95% was leased as of June 30, 2001.

NOTE 2 - BASIS OF PRESENTATION:

The accompanying financial statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the financial statement excludes certain expenses that may not be comparable to those expected to be incurred in the proposed future operations of the aforementioned property. Items excluded consist of interest, depreciation, amortization, and general and administrative expenses not directly related to the future operations. The accompanying statement was prepared on the accrual basis of accounting.

NOTE 3 - USE OF ESTIMATES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statement and accompanying notes. Actual results could differ from those estimates.

NOTE 4 - REVENUE RECOGNITION:

The shopping center is being leased to tenants under operating leases. Rental revenue is recognized on a straight-line basis over the terms of the leases. The excess of amounts recognized over amounts due pursuant to the underlying leases amounted to approximately $17,472 for the six months ended June 30, 2001.

NOTE 5 - FUTURE MINIMUM LEASE PAYMENTS:

The Partnership leases retail space under various non-cancelable operating leases that expire on various dates through September 2018. The lease agreements typically provide for specific monthly payments plus reimbursements for certain operating costs, including percentage rents based on tenants' sales volume, when applicable.

                               ACADEMY STORE, L.P.
               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
                     FOR THE SIX MONTHS ENDED JUNE 30, 2001


NOTE 5 - FUTURE MINIMUM LEASE PAYMENTS (CONTINUED):

A summary of future minimum lease rentals due to the Partnership on non-cancelable operating leases in place as of June 30, 2001, is as follows:

For the Twelve Months Ended June 30,
------------------------------------
           2002                        $ 1,486,773
           2003                          1,416,894
           2004                          1,235,048
           2005                          1,088,649
           2006                            958,676
           2007 and thereafter           6,413,065
                                       -----------
                                       $12,599,105
                                       ===========

The preceding future minimum rentals do not include charges for reimbursement of operating costs and percentage rents.

There were no percentage rents, and operating cost reimbursements aggregated $252,623.

NOTE 6 - SIGNIFICANT TENANTS:

Approximately 40% of the current period's rental income was derived from three
(3) tenants whose leases expire between July 2004 and September 2018.

NOTE 7 - MANAGEMENT AGREEMENT:

The Partnership has a management agreement with a related party, Bryant Development Corp, Inc. (BDC), during the period covered by the audit through June 30, 2001, to manage the shopping center. Fees charged represent 4% of gross collections, which includes base rent, common area maintenance expenses and reimbursements from tenants for operating costs. Management fees to BDC were $40,380. The management services are terminable upon thirty (30) days notice.

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------


To the Board of Directors and Stockholders
Cedar Income Fund, Ltd.


We have audited the accompanying statement of revenue and certain expenses of Academy Store, L.P., (the "Partnership") for the year ended December 31, 2000. This financial statement is the responsibility of the Partnership's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in Form 8-K of Cedar Income Fund, Ltd. and is not intended to be a complete presentation of the Partnership's revenue and expenses.

In our opinion, the financial statement referred to above, presents fairly, in all material respects, the revenue and certain expenses of Academy Store, L.P., as described in Note 2, for the year ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

/s/ Rotenberg Meril Solomon Bertiger & Guttilla, P.C.
-----------------------------------------------------
Rotenberg Meril Solomon Bertiger & Guttilla, P.C.
Saddle Brook, New Jersey
July 31, 2001

                               ACADEMY STORE, L.P.
                    STATEMENT OF REVENUE AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 2000


        REVENUE:
           Base rents                                      $1,391,993
           Tenant reimbursements                              433,237
           Percentage rent                                      1,558
                                                           ----------
        TOTAL REVENUE                                       1,826,788
                                                           ----------
        CERTAIN EXPENSES:
           Real estate taxes                                  206,432
           Repairs, maintenance and landscaping               152,229
           Utilities                                          106,665
           Management fees                                     71,661
           Insurance                                           13,500
                                                           ----------
        TOTAL CERTAIN EXPENSES                                550,487
                                                           ----------
        REVENUE IN EXCESS OF CERTAIN EXPENSES              $1,276,301
                                                           ==========

















                 See Accompanying Notes to Financial Statements

                               ACADEMY STORE, L.P.
               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 2000


NOTE 1 - ORGANIZATION:

Presented herein is the statement of revenues and certain expenses related to the operation of a multi-tenant shopping center, owned and operated by Academy Store, LP (the "Partnership"). The shopping center is located in Philadelphia, Pennsylvania and has approximately 35 tenants. The shopping center has an aggregate net rentable area of approximately 154,836 square feet, of which 95% was leased as of December 31, 2000.

NOTE 2 - BASIS OF PRESENTATION:

The accompanying financial statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the financial statement excludes certain expenses that may not be comparable to those expected to be incurred in the proposed future operations of the aforementioned property. Items excluded consist of interest, depreciation, amortization, and general and administrative expenses not directly related to the future operations. The accompanying statement was prepared on the accrual basis of accounting.

NOTE 3 - USE OF ESTIMATES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statement and accompanying notes. Actual results could differ from those estimates.

NOTE 4 - REVENUE RECOGNITION:

The shopping center is being leased to tenants under operating leases. Rental revenue is recognized on a straight-line basis over the terms of the leases. The excess of amounts recognized over amounts due pursuant to the underlying leases amounted to approximately $70,500 for the year ended December 31, 2000.

NOTE 5 - FUTURE MINIMUM LEASE PAYMENTS:

The Partnership leases retail space under various non-cancelable operating leases that expire on various dates through September 2018. The lease agreements typically provide for specific monthly payments plus reimbursements for certain operating costs, including percentage rents based on tenants' sales volume, when applicable.

                               ACADEMY STORE, L.P.
               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 2000


NOTE 5 - FUTURE MINIMUM LEASE PAYMENTS (CONTINUED):

A summary of minimum future lease rentals due to the Partnership on non-cancelable operating leases in place as of December 31, 2000, is as follows:

For the Year Ended December 31,
-------------------------------
           2001                        $ 1,506,540
           2002                          1,327,247
           2003                          1,142,849
           2004                          1,034,448
           2005                            882,903
           2006 and thereafter           7,438,618
                                        ----------
                                       $13,332,605
                                        ==========

The preceding future minimum rentals do not include charges for reimbursement of operating costs and percentage rents.

Percentage rents aggregated $1,558 and operating cost reimbursements aggregated $433,237.

NOTE 6 - SIGNIFICANT TENANTS:

Approximately 40% of the current period's rental income was derived from three
(3) tenants whose leases expire between July 2004 and September 2018.

NOTE 7 - MANAGEMENT AGREEMENT:

The Partnership has a management agreement with a related party, Bryant Development Corp, Inc. (BDC), during the period covered by the audit through June 30, 2001, to manage the shopping center. Fees charged represent 4% of gross collections, which includes base rent, common area maintenance expenses and reimbursements from tenants for operating costs. Management fees to BDC were $71,661. The management services are terminable upon thirty (30) days notice.

                             Cedar Income Fund, Ltd.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          Cedar Income Fund, LTD.

                                          By: /s/  Leo S. Ullman
                                              -------------------
                                              Leo S. Ullman
                                              Chairman

Dated: November 14, 2001

[GRAPHIC  ROTENBERG MERIL SOLOMON                        Park 80 West, Plaza One
OMITTED]  BERTIGER & GUTTILLA, P.C.                       Saddle Brook, NJ 07663
          CERTIFIED PUBLIC ACCOUNTANTS                              201-487-8383
                                                                Fax 201-490-2080

                                                           E-mail cpas@rmsbg.com
                                                          Web-site www.rmsbg.com






                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


As independent public accountants, we hereby consent to the incorporation of our reports dated September 20, 2001 on the statements of revenue and certain expenses of Academy Store, L.P., Port Richmond Associates, L.L.C., and Washington Centre Shops, L.P. and Greentree Road Land, Inc. for the six months ended June 30, 2001, included in this Form 8-K, into the Company's previously filed Registration Statement on Form S-3 (File No. 333-63964).



/s/ Rotenberg Meril Solomon Bertiger & Guttilla, P.C.
-----------------------------------------------------
Rotenberg Meril Solomon Bertiger & Guttilla, P.C.
Saddle Brook, New Jersey
October 31, 2001

[GRAPHIC  ROTENBERG MERIL SOLOMON                        Park 80 West, Plaza One
OMITTED]  BERTIGER & GUTTILLA, P.C.                       Saddle Brook, NJ 07663
          CERTIFIED PUBLIC ACCOUNTANTS                              201-487-8383
                                                                Fax 201-490-2080

                                                           E-mail cpas@rmsbg.com
                                                          Web-site www.rmsbg.com






                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


As independent public accountants, we hereby consent to the incorporation of our reports dated July 31, 2001 on the statements of revenue and certain expenses of Academy Store, L.P., Port Richmond Associates, L.L.C., and Washington Centre Shops, L.P. and Greentree Road Land, Inc. for the year ended December 31, 2000, included in this Form 8-K, into the Company's previously filed Registration Statement on Form S-3 (File No. 333-63964).



/s/ Rotenberg Meril Solomon Bertiger & Guttilla, P.C.
-----------------------------------------------------
Rotenberg Meril Solomon Bertiger & Guttilla, P.C.
Saddle Brook, New Jersey
October 31, 2001

                              SECOND AMENDMENT OF
                              -------------------
                      ADMINISTRATIVE AND ADVISORY AGREEMENT
                      -------------------------------------

         This Second Amendment of Administrative and Advisory Agreement ("Amendment") is made as of August 21, 2000, by and between CEDAR INCOME FUND PARTNERSHIP, L.P., a Delaware limited partnership ("Owner") and CEDAR BAY REALTY ADVISORS, INC., a New York corporation ("Advisor").

                                   BACKGROUND
                                   ----------

         (a) Cedar Income Fund, Ltd. and Advisor entered into an Administrative and Advisory Agreement ("Original Agreement") dated as of April 2, 1998 with respect to day-to-day administrative functions.

         (b) Cedar Income Fund, Ltd. assigned to Owner, and Owner assumed, all of its rights and obligations under the Agreement, pursuant to an Assignment of Administrative and Advisory Agreement dated as of April 30, 1999.

         (c) Owner and Advisor amended the Original Agreement by Amendment of Administrative and Advisory Agreement dated November __, 1999 (the "First Amendment") which extended the term of the Original Agreement (the Original Agreement as amended by the First Amendment is hereinafter referred to as the "Agreement").

         (d) Owner and Advisor desire to defer certain fees relative to certain acquisitions until the expiration or earlier termination of the Agreement.


         NOW, THEREFORE, in consideration of the agreements and covenants herein contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, Owner and Advisor agree as follows:

         (1) Any provision to the contrary notwithstanding, Owner and Advisor agree that the payment to Advisor of the acquisition fee described in Section 5.A (2) of the Original Agreement arising from the acquisition of any of the properties listed on Exhibit A (the "Deferred Fee") shall be deferred until the expiration or earlier termination of the Agreement and that such fees shall be paid in full within fifteen (15) days of such event.

         (2) The foregoing notwithstanding, in the event of expiration or termination of the Agreement on a date after December 31, 2004 but prior to December 31, 2005, payment to Advisor under paragraph (1) shall be 50% of the Deferred Fee. In the event of expiration or termination of the Agreement after December 31, 2005, such fees payable to Advisor, shall be reduced by 10 percentage points for each subsequent calendar year the Agreement remains in effect, until reduced to zero in the event of expiration or termination after December 31, 2009.

         (3) Except as modified by this Amendment, and as so modified, the parties hereto ratify and confirm the Agreement in all respects.

         (4) This Amendment may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement is sought.

         (5) This Amendment contains the entire understanding between the parties with respect to the matters contained herein.

         (6) This Amendment shall be binding upon, and inure to the benefit of, the parties hereto, their respective legal representatives, successors and assigns.

         (7) This Amendment shall be governed and construed in accordance with the laws of the State of New York.


                                            OWNER:
                                            CEDAR INCOME FUND PARTNERSHIP, L.P.
                                            By: Cedar Income Fund, Ltd.,
                                                general partner


                                                By:
                                                    ---------------------------
                                                      Name:
                                                      Title:


                                            ADVISOR:
                                            CEDAR BAY REALTY ADVISORS, INC.

                                            By:
                                                ---------------------------
                                                  Name:
                                                  Title:

                                    EXHIBIT A
                                    ---------





The Golden Triangle Shopping Center, Lancaster, Pennsylvania


The Point Shopping Center, Harrisburg, Pennsylvania


Red Lion Shopping Center, Philadelphia, Pennsylvania


55 Northern Boulevard, Great Neck, New York


600 Northern Boulevard, Great Neck, New York


1010 Northern Boulevard, Great Neck, New York